SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 10, 2001
                                                  ---------------



                        ALLIANCE CAPITAL MANAGEMENT L.P.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-29961               13-4064930
-------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)


1345 Avenue of the Americas, New York, New York                  10105
-------------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  212-969-1000
                                                    ------------

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired

               None.

         (b)   Pro Forma Financial Information

               None.

         (c)   Exhibits

               1.1. Underwriting Agreement dated August 7, 2001, relating to the registrant's 5.625% Notes due 2006, with a final maturity of August 15, 2006, as described in the Prospectus Supplement dated August 7, 2001 and the Prospectus dated July 30, 2001 related to the Registration Statement No. 333-64886.

               8.1. Tax Opinion of Davis Polk & Wardwell, dated August 10, 2001, relating to the registrant's 5.625% Notes due 2006, with a final maturity of August 15, 2006, as described in the Prospectus Supplement dated August 7, 2001 and the Prospectus dated July 30, 2001 related to the Registration Statement No. 333-64886.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: August 10, 2001                    By: Alliance Capital Management
                                              Corporation, General Partner


                                          By:  /s/ Robert H. Joseph, Jr.
                                             ----------------------------------
                                             Robert H. Joseph, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer